Exhibit 5

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Shares of ImageX, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Agreement this 13th day of March, 2003.

KINKO’S, INC.

/s/ Gary M. Kusin
	Name:	Gary M. Kusin
	Title:	President and Chief Executive Officer

KINKO’S WASHINGTON, INC.

/s/ Gary M. Kusin
	Name:	Gary M. Kusin
	Title:	President

CLAYTON, DUBILIER & RICE FUND V LIMITED PARTNERSHIP
By:	CD&R Associates V Limited Partnership, its general
partner

By:	CD&R Investment Associates II, Inc.,
its managing general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R ASSOCIATES V LIMITED PARTNERSHIP

By:	CD&R Investment Associates II, Inc.,
its managing general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R INVESTMENT ASSOCIATES II, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R CAYMAN INVESTMENT ASSOCIATES, INC.

By:	/s/ Donald J. Gogel
	Name:	Donald J. Gogel
	Title:	Director

CD&R INVESTMENT ASSOCIATES, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CLAYTON, DUBILIER & RICE
FUND VI LIMITED PARTNERSHIP

By:	CD&R Associates VI Limited Partnership, its
general partner

By:	CD&R Investment Associates VI, Inc.,
its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R ASSOCIATES VI LIMITED PARTNERSHIP

By:	CD&R Investment Associates VI, Inc.,
its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary

CD&R INVESTMENT ASSOCIATES VI, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and
Assistant Secretary